UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities and Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                             Salisbury Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

                             SALISBURY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 27, 2009

                                TABLE OF CONTENTS

                                                                            Page
NOTICE OF ANNUAL MEETING.......................................................3
INTRODUCTION. .................................................................4
OUTSTANDING STOCK AND VOTING RIGHTS............................................4
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.................... 4
SECURITY OWNERSHIP OF MANAGEMENT
     AND RELATED SHAREHOLDER MATTERS...........................................6
         Principal Shareholders of the Company.................................6
         Equity Compensation Plan Information..................................7
         Executive Officers....................................................7
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................7
         Nominees and Board of Directors and Director Independence.............8
CORPORATE GOVERNANCE...........................................................9
         Meetings and Committees of the Board of Directors.....................9
         Code of Ethics.......................................................12
         Board of Directors' Communications with Shareholders.................13
         Audit Committee Report...............................................13
EXECUTIVE COMPENSATION........................................................14
         Compensation of Executive Officers...................................14
         2008 Summary Compensation Table   ...................................14
         Employment and Other Agreements......................................14
BOARD OF DIRECTOR COMPENSATION................................................16
         2008 Director Compensation Table.....................................17
         Directors' Fees......................................................17
         Directors' Stock Retainer Plan.......................................17
         Certain Relationships and Related Transactions.......................18
         Indebtedness of Management and Others................................18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................18
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS..........18
         Independence.........................................................19
         Audit Committee Pre-Approval of Audit and Permissible Non-Audit
                  Services of Independent Auditors............................19
PROPOSAL 3 - NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF
         NAMED EXECUTIVE OFFICERS.............................................20
OTHER BUSINESS................................................................21
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS..............................21
SHAREHOLDER INFORMATION.......................................................22

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                                 P. O. BOX 1868
                          LAKEVILLE, CONNECTICUT 06039
                                 (860) 435-9801

                  NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company") will be held at 4:00 p.m. on Wednesday, May 27, 2009 at the Interlaken Inn, 74 Interlaken Road, in Lakeville, Connecticut 06039, for the following purposes:

1. To elect three (3) Directors for a three (3) year term who, with the six (6) Directors whose terms do not expire at this meeting, will constitute the full Board of Directors of the Company.

2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2009.

3. To approve the Non-binding Advisory Vote on the Compensation of Named Executive Officers.

4. To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

         Only those Shareholders of record at the close of business on the 27th day of March, 2009 are entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                          BY ORDER OF THE BOARD OF DIRECTORS OF
                                          SALISBURY BANCORP, INC.


                                          John F. Foley
                                          Secretary
April 20, 2009
Lakeville, CT

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY
----------------
PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY ALSO BE REVOKED BY GIVING NOTICE TO JOHN F. FOLEY, SECRETARY OF THE COMPANY, 5 BISSELL STREET, P. O. BOX 1868, LAKEVILLE, CT 06039, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                             SALISBURY BANCORP, INC.
                                5 BISSELL STREET
                               LAKEVILLE, CT 06039
                                 (860) 435-9801

                                 PROXY STATEMENT
                     FOR 2009 ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 2009

                                  INTRODUCTION

         The enclosed proxy card (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of Salisbury Bancorp, Inc. (the "Company"), for use at the 2009 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 27, 2009, at 4:00 p.m., at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut 06039, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 20, 2009. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition, proxies may be solicited by Directors, officers and employees of the Company and Salisbury Bank and Trust Company (the "Bank") personally by telephone or other means. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of the Company's common stock (the "Common Stock").

         If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a Proxy. Please follow the instructions on such form to instruct your broker or bank how to vote your shares. If you wish to attend the meeting and vote your shares in person, you must follow the instructions on the voting instructions form to obtain a legal proxy from your broker or bank.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 27, 2009 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,685,861 shares of the Company's Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 1,500 Shareholders of Record. Each share of Common Stock is entitled to one vote on all matters to be presented at the Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

         A Proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

         If the enclosed form of Proxy is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed, but unmarked proxies will be voted "FOR" Proposals 1, 2 and 3 discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and management do not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2009

         Under the rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to our shareholders.

         This Notice, Proxy Statement and the Company's 2008 Annual Report are available on the Company's website at www.cfpproxy.com/4607

         Directions to the Interlaken Inn may be obtained by writing to John F. Foley, Secretary, Salisbury Bank and Trust Company, 5 Bissell Street, P.O. Box 1868, Lakeville, Connecticut or by calling-1-860-435-9801 or toll-free at 1-800-222-9801.

         The  information  found  on,  or  otherwise   accessible  through,  the
Company's website is not incorporated by reference into, and is not otherwise a part of, this Proxy Statement.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           RELATED SHAREHOLDER MATTERS

         The following table sets forth certain information as of March 27, 2009 regarding the number of shares of Common Stock beneficially owned by each nominee for Director, Director and Executive Officer of the Company and by all nominees for Director, Directors and Executive Officers of the Company as a group.

                                                    Amount and Nature of
   Name of Beneficial Owner                       Beneficial Ownership (1)                  Percent of Class (2)
   ------------------------                       ------------------------                  --------------------
Louis E. Allyn, II                                          1,481                                   .09%
John R. H. Blum                                            16,465 (3)                               .97%
Louise F. Brown                                             2,928                                   .17%
Richard J. Cantele, Jr.                                     3,006 (4)                               .18%
Robert S. Drucker                                           8,468 (5)                               .50%
John F. Foley                                               7,443 (6)                               .44%
Nancy F. Humphreys                                          1,840 (7)                               .11%
Holly J. Nelson                                             1,888 (8)                               .11%
John F. Perotti                                            11,457 (9)                               .68%
Michael A. Varet                                           66,486 (10)                             3.94%
-------------------------                              --------------                            -------
(All  Nominees for  Directors,                            121,462                                  7.20%
Directors and Executive  Officers
of the Company as a group of ten
(10) persons)

-----------------------
(1) The shareholdings also include, in certain cases, shares owned by or in trust for a director's spouse and/or children or grandchildren, and in which all beneficial interest has been disclaimed by the Director or the Director has the right to acquire such security within sixty (60) days of March 27, 2009.
(2) Percentages are based upon the 1,685,861 shares of the Company's Common Stock outstanding and entitled to vote on March 27, 2009. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.
(3)      Includes 4,000 shares owned by John R. H. Blum's spouse.
(4) Includes 1,320 shares owned jointly by Richard J. Cantele, Jr. and his spouse and 6 shares owned by Richard J. Cantele, Jr. as custodian for his daughter.
(5)      Includes 1,500 shares owned by Robert S. Drucker's spouse.
(6) Includes 3,322 shares owned jointly by John F. Foley and his spouse, 1,543 owned by his spouse and 100 shares owned by John F. Foley as custodian for his children.
(7) Includes 1,000 shares owned jointly by Nancy F. Humphreys and her spouse. (8) Includes 6 shares owned by Holly J. Nelson as guardian for a minor child.
(9) Includes 9,514 shares owned jointly by John F. Perotti and his spouse, 1,100 shares owned by his spouse and 564 shares owned by his son, of which shares owned by his spouse and son, John F. Perotti has disclaimed beneficial ownership.
(10) Includes 18,540 shares which are owned by his spouse and 18,546 shares which are owned by his children, of which shares Michael A. Varet has disclaimed beneficial ownership.

Principal Shareholders of the Company
-------------------------------------

         Management is not aware of any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who owns beneficially more than 5% of the Company's Common Stock as of the Record Date.

Equity Compensation Plan Information
------------------------------------

         The Company does not have any equity compensation plans pursuant to which equity securities are authorized for issuance for the compensation of Executive Officers. The Company has a Directors' Stock Retainer Plan, which provides non-employee Directors with shares of the Common Stock as a component of their compensation. Such Plan is discussed further under "Board of Directors Compensation" below.

Executive Officers

         The following table sets forth the name and age of each Executive Officer, his principal occupation for the last five (5) years and the year in which he was first appointed an Executive Officer of the Company.

                                                                                   Executive Officer
         Name                       Age              Position                      of the Company since:
         ----                       ---              --------                      ---------------------
         John F. Perotti             62              Chairman and                        1998 (1)
                                                     Chief Executive Officer

         Richard J. Cantele, Jr.     49              President and                       2001 (2)
                                                     Chief Operating Officer

         John F. Foley               58              Chief Financial Officer,            1998 (3)
                                                     Treasurer and Secretary

---------------
(1) Mr. Perotti is also the Chairman and Chief Executive Officer of the Bank and has been an Executive Officer of the Bank since 1982. On December 31, 2008, Mr. Perotti announced that effective June 8, 2009, he is retiring as Chief Executive Officer of the Company and the Bank. Mr. Perotti will continue as a Director of the Company and the Bank subject to Shareholder approval. For more information, see the Company's Form 8-K filed on December 31, 2008.
(2) Mr. Cantele is also the President and Chief Operating Officer of the Bank and has been an Executive Officer of the Bank since 1989. Effective June 8, 2009, Mr. Cantele will become Chief Executive Officer and President of the Company and the Bank. For more information, see the Company's Form 8-K filed on December 31, 2008.
(3) Mr. Foley is also the Chief Financial Officer and Treasurer of the Bank and has been an Executive Officer of the Bank since 1986.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at nine (9). The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of Directors serve for staggered three (3) year terms. A successor class is elected at each annual meeting of shareholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the Directors then in office. A plurality of votes cast in favor is necessary for the election of Directors.

Nominees and Board of Directors and Director Independence
---------------------------------------------------------

         There are three (3) directorships on the Board of Directors up for election this year. The following individuals have been nominated to serve for a three (3) year term: John R. H. Blum, Holly J. Nelson, and John F. Perotti. The three (3) nominees are presently members of the Board of Directors. Unless otherwise directed, the enclosed Proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the Proxy may vote for some other person or persons as the Board of Directors may recommend.

         The following table sets forth certain information, as of March 27, 2009, with respect to the Directors of the Company. All Directors are considered "independent" within the meaning of the NYSE AMEX US independence standards with the exception of John F. Perotti and Richard J. Cantele, Jr., who are Executive Officers of the Company and the Bank.

                         NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2009
                         ------------------------------------------------
             Name                     Age            Position Held with          Director Since
             ----                     ---                the Company             --------------
                                                         ----------
John R. H. Blum                       79                  Director                    1998
Holly J. Nelson                       55                  Director                    1998
                                                       Chairman, Chief
John F. Perotti                       62             Executive Officer,               1998
                                                          Director

                          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2010
                          -----------------------------------------------

Louis E. Allyn, II                    61                  Director                    2004
Robert S. Drucker                     67                  Director                    2004
Michael A. Varet                      67             Presiding Director               1998

                          CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2011
                          -----------------------------------------------

Louise F. Brown                       65                  Director                    1998
                                                      President, Chief
Richard J. Cantele, Jr.               49             Operating Officer,               2005
                                                          Director
Nancy F. Humphreys                    67                  Director                    2001

         Presented below is additional information concerning the Directors of the Company. Unless otherwise stated, all Directors have held the position described for at least five (5) years.

         Louis E. Allyn, II has been a Director of the Bank since 2004. He is President of Allyndale Corporation. Allyndale Corporation mines and processes limestone into a variety of agricultural and lawn and garden products that are distributed throughout southern New England and New York state.

         John R. H. Blum is a retired attorney and former Commissioner of Agriculture for the State of Connecticut. He has been a Director of the Bank since 1995 and was elected Presiding Director in 2005, a position he held until 2007. Prior to 2005, he was Chairman of the Board of Directors of the Company and the Bank since 1998.

         Louise F. Brown has been a Director of the Bank since 1992 and is a partner in the law firm of Ackerly Brown, LLP.

         Richard J. Cantele, Jr. has been President and Chief Operating Officer of the Company and the Bank since 2005. Prior to that he served as Executive Vice President, Treasurer and Chief Operating Officer of the Bank and Secretary of the Company. He has been a Director of the Bank since 2005.

         Robert S. Drucker has been a Director of the Bank since 2004. He is proprietor of Barrington Outfitters.

         Nancy F. Humphreys has been a Director of the Bank since 2001. She retired from Citigroup New York, Citibank in February of 2000 as Managing Director and Treasurer of Global Corporate Investment Bank North America.

         Holly J. Nelson has been a Director of the Bank since 1995. She is a member of Horses North, LLC, a tour operator, and is a member in Oblong Property Management, LLC.

         John F. Perotti has been Chairman and Chief Executive Officer of the Company and the Bank since 2005. Prior to that he served as President and Chief Executive Officer of the Company and the Bank, Executive Vice President and Chief Operating Officer of the Bank and Vice President and Treasurer of the Bank. He has been a Director of the Bank since 1985.

         Michael A.  Varet is a Senior  Counsel in the law firm of DLA Piper LLP
(US). Mr. Varet has been a Director of the Bank since 1997 and was elected Presiding Director in 2007.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT EACH OF THE THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                              CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors
-------------------------------------------------

         The Board of Directors met sixteen (16) times during the year 2008, and has various committees including an Executive Committee, Human Resources and Compensation Committee, Nominating and Governance Committee and Audit Committee. The members of the committees are appointed by the Board of Directors.

         During 2008 no Director attended fewer than 75% of the aggregate of (1) the total number of meetings held by the Company's Board of Directors during the period that the individual served, and (2) the total number of meetings held by all committees of the Company's Board of Directors on which he/she served. The Company does not maintain a policy for Directors' attendance at the Company's annual meetings of Shareholders, but encourages all Directors to attend. All Directors of the Company attended the Company's annual meeting of Shareholders on May 14, 2008.

Executive Committee

         The Executive Committee has general supervision over the affairs of the Company between meetings of the Board of Directors. The members of the Executive Committee are Louis E. Allyn, II, John R. H. Blum, Louise F. Brown, John F. Perotti and Michael A. Varet. The Executive Committee did not meet separately from the Board during the year 2008.

Human Resources and Compensation Committee

         The Human Resources and Compensation Committee is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs, including pensions and incentive compensation plans; and advising the Board of Directors and making recommendations with respect to such plans. In particular, the Committee reviews and approves the Company's compensation strategies and objectives, reviews and makes recommendations to the Board for its approval regarding Executive Officers' compensation, administers incentive plans and reviews and makes recommendations to the Board regarding general employee pension benefit plans and other benefit plans on an as needed basis. The Company strives for pay packages that are fair. In determining whether compensation of Executive Officers is fair, the Committee considers each component of compensation including salary and bonus, stock compensation, amounts to be received from any deferred compensation, severance, perquisites and others. In establishing levels of compensation, the Committee endeavors to take into consideration an individual's performance, level of expertise, responsibilities, length of service and comparable levels of compensation paid to executives of other companies of comparable size and development within the industry. No individual Executive Officer may participate in the review, discussion or decision of the Committee regarding his or her compensation or the compensation of any senior Executive Officer, but Executive Officers may participate in the review, discussion or decision of the Committee regarding Director compensation. The Committee directly engaged the services of Clark Consulting to provide an external annual analysis of the compensation of Executive Officers. The members of the Committee are Louis E. Allyn, II (Chair), Holly J. Nelson and Michael A. Varet, all of whom are independent in accordance with the NYSE AMEX US independence standards. The Committee met six (6) times during the year 2008.

         A copy of the Committee's Charter, which the Committee and Board review and assess at least annually, is available on the Company's website at www.salisburybank.com.
---------------------

Nominating and Governance Committee

         The Nominating and Governance Committee is responsible for assisting the Board of Directors in identifying and evaluating potential nominees for director and recommending qualified nominees to the Board for consideration. The Nominating and Governance Committee selects the director nominees to stand for election at the Company's annual meetings of shareholders. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated. However, the Company's Bylaws provide that if the Committee or Board proposes a nominee age 72 or greater, then such nomination requires two-thirds approval by the full Board.

         The Nominating and Governance Committee and the Board of Directors consider factors such as those summarized below in evaluating director candidates, including any nominee submitted by shareholders, and believe that the Company's Bylaws, Nominating and Governance Committee Charter and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

      o Sound business judgment and financial sophistication in order to understand the Company's financial and operating performance and to provide strategic guidance to management.
      o  Business management experience.
      o  Integrity, commitment, honesty and objectivity.
      o A general familiarity with (i) prudent banking principles; (ii) bank operations/technology; (iii) pertinent laws, policies and regulations;
         (iv) markets and trends affecting the financial services industry;  and
         (v) local economic and business opportunities.
      o Strong communication skills in order to function effectively with the Company's constituencies.
      o A financial interest in the Company as a shareholder. Generally, candidates should not have relationships with the Company or the Bank which would disqualify the candidate from being considered independent.
      o Generally, candidates should be involved in philanthropic, education, business or civic leadership positions.
      o Generally, candidates should be familiar with the geographic areas served by the Company.
      o Candidates should evidence a willingness and commitment to devote sufficient time and energy to prepare for and attend Board and
         Committee meetings and to diligently perform the duties and responsibilities of service as a director.
      o Candidates should not have interests which conflict with those of the Company or the Bank.

         The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Board and Nominating and Governance Committee do not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates.

         A copy of the Company's written Nominating and Governance Committee Charter is available on the Company's website at www.salisburybank.com.
                                                 ---------------------

         Any shareholder who wishes to recommend a nominee for director should send the required information to the attention of the Chair of the Nominating and Governance Committee at the address of the Company. See also the information under "Deadline for Submission of Shareholder Proposals" below.

         The members of the Nominating and Governance Committee are John R. H. Blum, Louise F. Brown and Michael A. Varet. All such members are "independent" in accordance with the independence standards of NYSE AMEX US. The Committee met twice during the year 2008. All nominees for directors at the 2009 Annual Meeting were nominated by the Nominating and Governance Committee and the Board of Directors.

Audit Committee

         The Company has an Audit Committee established by and amongst the Board of Directors for the purpose of overseeing the accounting and financial reporting process of the Company and audits of the financial statements of the Company. Subject to the Audit Committee Charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to appoint the independent auditors for the Company and to maintain free and open means of communication between the Directors, the independent auditors, the internal auditors and the financial management of the Company.

         The responsibilities of the Audit Committee are governed by the Company's Audit Committee Charter which was adopted by the Company's Board of Directors. Its members are Louis E. Allyn, II, Nancy F. Humphreys (Chair) and Michael A. Varet. The Audit Committee met six (6) times during the year 2008. Each of the members of the Audit Committee is an "independent director" in accordance with the listing standards of the NYSE AMEX US. While no member of the Audit Committee qualifies as an "audit committee financial expert" as such term is defined by federal securities laws and regulations, the Board of Directors believes the members of the Audit Committee bring diverse educational, business and professional experience that is beneficial to the audit committee function of the Company and the Bank and enables the Audit Committee to fulfill its responsibility.

         A copy of the Company's written Audit Committee Charter is available on the Company's website at www.salisburybank.com.
                         ---------------------

Code of Ethics
--------------

         The Company has adopted a Code of Ethics that applies to the Company's Chief Executive Officer and Chief Financial Officer. A copy of such Code of Ethics is available upon request, without charge, by writing to John F. Foley, Chief Financial Officer and Secretary, Salisbury Bank and Trust Company, 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Board of Directors' Communications with Shareholders
----------------------------------------------------

         The Company's Board of Directors does not have a formal process for shareholders to send communications to the Board. However, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: any shareholder communication is forwarded to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Shareholders may forward written communications to the Board by addressing such comments to the Board of Directors of Salisbury Bancorp, Inc., 5 Bissell Street, P. O. Box 1868, Lakeville, Connecticut 06039.

Audit Committee Report
----------------------

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2008 with management and has discussed the matters that are required to be discussed by SAS 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with Shatswell, MacLeod & Company, P.C. (the Company's independent auditors) ("Shatswell").

         The Audit Committee has received the written disclosures and the letter from Shatswell required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, and has discussed Shatswell's independence with respect to the Company with Shatswell.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended
December 31, 2008 for filing with the Securities and Exchange Commission (the "SEC").

Salisbury Bancorp, Inc. Audit Committee

Nancy F. Humphreys, Chair
Louis E. Allyn, II
Michael A. Varet

         The foregoing Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers
----------------------------------

         The following table provides certain information regarding the compensation paid to the Named Executive Officers of the Company for services rendered in all capacities during the two (2) fiscal years ended December 31, 2008 and December 31, 2007. All compensation expense was paid by the Bank.

                         2008 Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------------------
  Name and Principal Position    Year Salary      Bonus     Stock   Option  Non-Equity   Nonqualified    All Other     Total
                                                            Awards  Awards   Incentive     Deferred    Compensation
                                                                               Plan      Compensation
                                                                           Compensation    Earnings
                                        ($)        ($)       ($)     ($)                     ($)            ($)         ($)
                                                                                ($)
              (a)                (b)    (c)        (d)       (e)     (f)        (g)          (h)          (i)(2)        (j)
--------------------------------------------------------------------------------------------------------------------------------
John F. Perotti - Chairman and  2008  $214,844          0                                                 $19,501      $234,345
Chief Executive Officer         2007   212,583  $17,500(1)                                                $20,207      $250,290
--------------------------------------------------------------------------------------------------------------------------------
Richard J. Cantele, Jr. -       2008   165,934          0                                                  18,244       184,178
President and Chief Operating   2007   154,637   17,500(1)                                                 17,837       189,974
Officer
--------------------------------------------------------------------------------------------------------------------------------
John F. Foley-Chief Financial   2008   113,935          0                                                  16,122       130,057
Officer, Treasurer & Secretary  2007   106,943    8,450(1)                                                 16,186       131,579
--------------------------------------------------------------------------------------------------------------------------------

(1)  Column (d) - cash incentive bonus earned in 2007 but paid in 2008.
(2) Column (i) - includes, for the years 2008 and 2007, respectively: Mr. Perotti - $4,550 and $4,710 in 401(k) matching contributions and $14,951 and $15,497 in insurance premiums; Mr. Cantele - $3,652 and $3,491 in 401(k) matching contributions and $14,592 and $14,346 in insurance premiums; Mr. Foley
- $2,415 and $2,320 in 401(k) matching contributions and $13,707 and $13,866 in insurance premiums.

Employment and Other Agreements
-------------------------------

         The Company has no employment agreements with the Named Executive Officers.

         Change in Control Agreements - The Company has entered into Change in Control Agreements (the "Agreements") with each Named Executive Officer, which become effective upon the consummation of a "Change in Control" (as defined in the Agreements) of the Company at which point the Agreements have a twelve (12) month term. The Agreements provide that if following a "Change in Control" (as defined in the Agreements) of the Company or the Bank, an Executive Officer is terminated or is reassigned under certain circumstances defined in the
Agreements within a period of twelve (12) months following such Change in Control, such Executive Officer will be entitled to a lump sum payment equal to his or her annual compensation based upon the most recent aggregate base salary paid to the Executive Officer in the twelve (12) month period immediately preceding his or her termination or reassignment. In certain cases, the lump sum payment may be deferred for six (6) months pursuant to the operation of Section 409A of the Internal Revenue Code. In addition, for twelve (12) months following a Change in Control, certain specified insurance benefits shall continue in effect on terms and conditions at least as favorable to the Executive Officer as maintained immediately prior to the Change in Control. In no event shall such payments be made in an amount that would cause them to be deemed non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. The purpose of the Agreements is to provide certain potential benefits to the Executive Officer solely in the event of a Change in Control and do not provide a contract for employment. The Agreements expire on September 30, 2010, provided that if a "Change in Control" occurs prior to September 30, 2010, the Agreements shall remain in effect for twelve (12) months after the date on which any such Change in Control is consummated.

         On March 13, 2009, the Company entered into a Letter Agreement including the Securities Purchase Agreement-Standard Terms, as supplemented by the letter dated March 13, 2009 relating to the American Recovery and Reinvestment Act of 2009, (together, the "Purchase Agreement"), with the U.S. Treasury Department (the "Treasury") pursuant to which the Company issued and sold 8,816 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, under the Capital Purchase Program (the "CPP") of the Emergency Economic Stabilization Act of 2008 ("EESA"). Pursuant to the terms of the Purchase Agreement, John F. Perotti, Richard J. Cantele, Jr., John F. Foley, Diane E.R. Johnstone and Gerard J. Baldwin (each a "Senior Executive Officer") executed waivers and consents voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer's compensation or benefits that are required to comply with Section 111 of EESA, as amended, as implemented by any rules, regulations, guidance or other requirements issued thereunder, acknowledging that such rules, regulations, guidance or other requirements may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called "golden parachute" agreements) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the CPP and consenting to the foregoing amendments. Further, each of the Senior Executive Officers has entered a First Amendment to their Change in Control Agreement providing that no payment will be made or benefit provided under the Change in Control Agreement if it would violate EESA, as amended, or any regulation thereunder.

         Retirement Plans - The Company has  post-employment  compensation plans
         ----------------
in place that include Company-only funded benefits as well as employee contribution benefits. The combination of plans allows the Company to offer its employees, including the Named Executive Officers, post-employment compensation as incentive to remain with the Company. The Company maintains a non-contributory tax qualified Defined Benefit Pension Plan, a Supplemental Retirement Agreement for the Company's Chief Executive Officer, a 401(k) Retirement Plan and a Change in Control Plan.

         Defined  Benefit  Pension Plan - The Bank maintains a  non-contributory
         ------------------------------
defined benefit pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service, and were hired prior to October 1, 2006. The plan was adopted in January 1953. The Named Executive Officers are participants in this plan.

         Pension benefits are based upon the annual average of an employee's total compensation for the five (5) consecutive plan years of employment during which the employee's compensation was the greatest and during which he or she was a participant. The amount of the annual benefit is 2% of average salary offset by .65% of the social security wage base per year of service (to a maximum of 25 years) plus one-half of 1% of average salary for each year of service over 25 years (to a maximum of ten years). This benefit formula may be modified to conform to the pension laws. Internal Revenue Code Section 401(a)
(17) limits earnings used to calculate qualified plan benefits to $230,000 for 2008.

         In September of 2006, a "soft-freeze" was approved by the Board of Directors eliminating new participation in the Plan. All employees hired on or after October 1, 2006 are excluded from participation in the Defined Benefit Pension Plan. Eligible employees hired prior to October 1, 2006 will continue receiving the benefit as outlined in the Plan.

         Supplemental Retirement Agreement - John F. Perotti,  Chairman and CEO,
         ---------------------------------
has a supplemental  retirement  arrangement  that has been in effect since 1994.
Following his disability or retirement, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor
Statistics) for a period of ten (10) years. The supplemental retirement agreement includes provisions that would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

         401(k)  Plan - The  Bank  offers a 401(k)  profit  sharing  plan to all
         ------------
eligible employees. The Named Executive Officers participate in this plan. The plan was adopted in 2000. Each plan year, the Bank will announce the amount of the matching contributions, if any. Any match will be approved and authorized by the Board of Directors only after an audit of year-end financials is complete. The amount of the matching contributions is directly related to the employees' 401(k) salary deferral contribution. For the plan year that began January 1, 2008, all eligible employees received a matching contribution equal to fifty percent (50%) of the first four percent (4%) of the employees' salary deferral. All contributions to the plan must pass various discrimination tests. The amounts of contributions approved by the Compensation Committee and paid to the Named Executive Officers in 2008 are shown in the "All Other Compensation" column of the Summary Compensation Table.

                         BOARD OF DIRECTORS COMPENSATION

     The following table summarizes the compensation paid to the Company's Directors during 2008. Directors Perotti and Cantele, who are employees of the Company, receive no additional compensation for serving as Directors or committee members of the Company or the Bank.


                                                     2008 Director Compensation Table

                                                                                    Nonqualified
                                                                       Non-Equity     Deferred
                              Fees Earned or    Stock      Option   Incentive Plan  Compensation      All Other
      Name                     Paid in Cash     Awards     Awards    Compensation     Earnings       Compensation   Total
                              ($)(1)(2)(3)(4)   ($)(5)      ($)          ($)             ($)             ($)          ($)
Louise E. Allyn, II               $28,450       $3,960      $0           $0              $0              $0         $32,410
John R. H. Blum                   20,300         3,960       0            0               0               0          24,260
Louise F. Brown                   22,400         3,960       0            0               0               0          26,360

Richard J. Cantele, Jr.                0             0       0            0               0               0               0
Robert S. Drucker                 23,800         3,960       0            0               0               0          27,760
Nancy F. Humphreys                25,650         3,960       0            0               0               0          29,610
Holly J. Nelson                   21,000         3,960       0            0               0               0          24,960

John F. Perotti                        0             0       0            0               0               0               0
Michael A. Varet                  36,250         3,960       0            0               0               0          40,210

---------------
(1)  Directors' fees are paid in cash.
(2) Includes $17,000 paid to Director Varet for his services as Presiding Director.
(3) Includes $5,000 paid to Director Allyn for his services as Chairperson of the Human Resources and Compensation Committee.
(4) Includes $5,000 paid to Director Humphreys for her services as Chairperson of the Audit Committee.
(5) Represents 120 shares of the Company's common stock issued on May 14, 2008 pursuant to the Directors' Stock Retainer Plan valued at $33.00 per share.

Directors' Fees
---------------

         During 2008, each non-employee Director received an annual retainer of $6,000. In addition, non-employee Directors received $500 for each Board of Directors meeting attended and $350 for each committee meeting attended. The Presiding Directors received an annual retainer of $17,000, the Chairperson of the Audit Committee received an annual retainer $5,000 and the Chairperson of the Human Resources and Compensation Committee received an annual retainer of $5,000.

Directors' Stock Retainer Plan
------------------------------

         The shareholders of the Company voted to approve the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan") at the 2001 Annual Meeting of Shareholders. The Plan provides non-employee Directors of the Company with shares of Common Stock as a component of their compensation for services as non-employee Directors. The maximum number of shares of Common Stock that may be issued pursuant to the Plan is 15,000. Each year the Company grants 120 shares of Common Stock under the Plan to each non-employee Director who served for twelve months and a prorated number of shares to reflect the number of months served for any new non-employee Director. On May 14, 2008, 840 shares were issued pursuant to the Plan. The next grant date under the Plan will immediately precede the Annual Meeting on May 27, 2009, and will be in the amount of 120 shares per Director. All such issuances shall be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereunder, as they are transactions by the Company not involving a public offering.

Certain Relationships and Related Transactions
----------------------------------------------

         The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with certain Directors, officers and their associates on substantially the same terms as those available for comparable transactions with others.

Indebtedness of Management and Others
-------------------------------------

         Some of the Directors and Executive Officers of the Company and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank, and as such, have had banking transactions with the Bank. As a matter of policy, loans to Directors and Executive Officers were, and in the future will be, made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons not related to the Company and the Bank and did not, and in the future will not, involve more than the normal risk of collectibility or present other unfavorable features.

         Since January 1, 2007, the highest aggregate outstanding principal amount of all loans extended by the Bank to its Directors, Executive Officers and all associates of such persons as a group was $1,581,398 representing approximately 3.83% of the equity capital accounts of the Bank as of such time.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Executive Officers, Directors and other persons who own more than ten percent (10%) of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and to furnish the Company with copies of all such reports that they file.

         Based solely on a review of copies of reports filed with the SEC since January 1, 2007 and of written representations by Executive Officers and Directors, all persons subject to the reporting requirements of Section 16(a) are believed by management to have filed the required reports on a timely basis.

                                   PROPOSAL 2

                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         Shareholders are asked to consider and ratify the appointment of Shatswell, MacLeod & Company, P.C. ("Shatswell") as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2009. If shareholders do not ratify the appointment of Shatswell, the Audit Committee will consider the vote of shareholders in selecting the independent auditors in the future. Shatswell served as the independent auditors for the Company for the fiscal year ended December 31, 2008. A representative of Shatswell is expected to attend the Annual Meeting, and he or she will be provided an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

1.       Audit Fees
         ----------

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements as presented on Forms 10-K for the last two (2) fiscal years and the reviews of the financial statements included in the Company's Forms 10-Q for the quarters of the fiscal years ended December 31, 2008 and December 31, 2007 were $116,490 and $113,400, respectively.

2.       Audit-Related Fees
         ------------------

         The aggregate fees billed for services rendered in each of the last two
(2) years for assurance and related services by Shatswell that are reasonably related to regulatory audit requirements of the Trust Department were $6,000 for the fiscal years ended December 31, 2008 and December 31, 2007.

3.       Tax Fees
         --------

The aggregate fees billed in each of the last two (2) years for professional services rendered by Shatswell for tax preparation for the fiscal years ended December 31, 2008 and December 31, 2007 were $12,046 and $10,546, respectively.

4.       All Other Fees
         --------------

         There were no aggregate fees billed for services rendered by Shatswell, other than the services covered above, for the fiscal years ended December 31, 2008 and December 31, 2007.

Independence
------------

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell relating to matters 2 through 4 above is compatible with maintaining the independence of such auditors.

Audit  Committee  Pre-Approval of Audit and  Permissible  Non-Audit  Services of
--------------------------------------------------------------------------------
Independent Auditors
--------------------

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval and the fees for the services performed to date. In 2008, there were no fees paid to Shatswell that were approved by the Audit Committee pursuant to ss.17 C.F.R. 210.2-01(c)(7)(i)(C) with respect to waivers of preapproval requirements.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE PROPOSAL.

                                   PROPOSAL 3
        NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE
                                    OFFICERS

         As a result of our participation in the Capital Purchase Program portion of the federal government's Troubled Asset Relief Program ("TARP CPP"), we are subject to the provision of the Emergency Economic Stabilization Act of 2008, which was recently amended by the American Recovery and Reinvestment Act of 2009 to provide additional executive compensation requirements. As a result, we are required to submit to our shareholders a non-binding proposal to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in this Proxy Statement, including the executive compensation tables and any related disclosure. Shareholders are encouraged to carefully review the executive compensation sections of this Proxy Statement outlining the Company's executive compensation program.

         Accordingly, the Board of Directors hereby submits for shareholder consideration, the proposal set forth below, commonly known as a "say-on-pay proposal":

"Resolved, that the shareholders hereby approve the compensation of named executive officers as reflected in this Proxy Statement and as disclosed pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the compensation tables and all related material".

         The Board of Directors believes that the Company's compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of shareholders, and, accordingly, recommends a vote in favor of this proposal.

         In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be constructed as overruling a decision by the Board of Directors or the Human Resources and Compensation Committee, or create or imply any additional fiduciary duty by the Board of Directors or the Human Resources and Compensation Committee, and such a vote shall not be construed to restrict or limit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and Compensation Committee will consider the non-binding vote of shareholders on this proposal when reviewing compensation policies and practices in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the Proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

         You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed Proxy card. The Proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your Proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

         A copy of the Annual Report to Shareholders for the year ended December 31, 2008, which includes the consolidated financial statements of the Company for the year ended December 31, 2008, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Any proposal that a Company shareholder wishes to have included in the Company's Proxy Statement and form of Proxy relating to the Company's 2010 Annual Meeting of Shareholders under Rule 14a-8 of the SEC must be received by the Company's Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 7, 2009. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

      o You must be a shareholder of record and must have given notice in writing to the Secretary of the Company (a) not less than twenty (20) days nor more than one hundred thirty (130) days prior to the meeting with respect to matters other than the nomination of directors and (b) not less than thirty (30) days nor more than fifty (50) days prior to the meeting with respect to the nomination of directors.

      o Your notice must contain specific information required in the Company's Bylaws.

                             SHAREHOLDER INFORMATION

         The Company's Annual Report on Form 10-K for the year ended December 31, 2008 is filed with the SEC and may be obtained without charge by any shareholder upon written request to:

          John F. Foley, Chief Financial Officer, Treasurer & Secretary
                             Salisbury Bancorp, Inc.
                                 P. O. Box 1868
                        Lakeville, Connecticut 06039-1868

         The Company's Annual Report for the year ended December 31, 2008 accompanies this document and is not incorporated by reference.

                                            By Order of the Board of Directors


                                            -----------------------------
                                            John F. Foley
                                            Secretary

Lakeville, Connecticut
April 20, 2009

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE       SALISBURY BANCORP, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.

      The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the "Company") do hereby nominate, constitute and appoint Louis F. Allyn, II and Nancy F. Humphreys jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 27, 2009 at the Annual Meeting of its Shareholders to be held at the Interlaken Inn, 74 Interlaken Road, Lakeville, Connecticut 06039 on Wednesday, May 27, 2009 at 4:00 p.m. or at any adjournment thereof with all the power the undersigned would possess if personally present, as follows:

                                                                  With-  For All
                                                           For    hold   Except*
(1)   ELECT THE FOLLOWING PERSONS (John R.H. Blum,         [_]    [_]      [_]
      Holly J. Nelson and John F. Perotti, for three (3) year terms) TO SERVE AS DIRECTORS OF THE COMPANY WHO ALONG WITH SIX DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS MEETING SHALL CONSTITUTE THE FULL BOARD OF DIRECTORS OF THE COMPANY.

*INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                           For  Against  Abstain
(2)   RATIFICATION  OF  THE  APPOINTMENT OF  INDEPENDENT   [_]    [_]      [_]
      AUDITORS:  Proposal to ratify the  appointment  of
      the   independent   public   accounting   firm  of
      Shatswell,   MacLeod  &  Company,   P.C.   as  the
      independent auditors of the Company for the fiscal
      year ending December 31, 2009.
                                                           For  Against  Abstain
(3)   NON-BINDING  ADVISORY  VOTE ON  THE COMPENSATION OF  [_]    [_]      [_]
      NAMED EXECUTIVE OFFICERS

(4) OTHER BUSINESS: To conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

PLEASE CHECK BOX IF YOU PLAN TO                                            [_]
ATTEND THE MEETING.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above--------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                             SALISBURY BANCORP, INC.
--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1), (2) AND (3).

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1), (2) AND (3) AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

      All  joint  owners  must  sign.   When  signing  as  attorney,   executor,
      ---
administrator, trustee or guardian, please give full title. If more than one trustee, all must sign.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY PROVIDING WRITTEN NOTICE TO THE COMPANY SECRETARY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------